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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): OCTOBER 19, 2004


                              WSI Industries, Inc.
                           ---------------------------
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                           ---------------------------
                 (State Or Other Jurisdiction Of Incorporation)

               000-00619                                41-0691607
        ------------------------            ------------------------------------
        (Commission File Number)            (I.R.S. Employer Identification No.)


             Osseo, MN                                    55369
----------------------------------------               ----------
(Address Of Principal Executive Offices)               (Zip Code)



                                 (763) 428-4308
                           ---------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Items under Sections 1 and 3 through 7 are not applicable and therefore omitted.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

WSI Industries, Inc. (the "Company") hereby furnishes a press release, issued on October 19, 2004, disclosing material non-public information regarding its results of operations for the quarter and year ended August 29, 2004.

ITEM 8.01  OTHER EVENTS

Through the press release issued on October 19, 2004, the Company also announced that its Board of Directors has declared a dividend of $.0375 per share payable November 17, 2004 to holders of record on November 3, 2004.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.          Description
---------------      --------------------------------------------
99.1                 Press Release issued on October 19, 2004.



                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              WSI INDUSTRIES, INC.

                                              By:  /s/ Michael Pudil
                                                   -----------------------------
                                                   Michael Pudil
                                                   President and Chief Executive
                                                   Officer

Date:   October 21, 2004